Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JUNE, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1400%



        Excess Protection Level
          3 Month Average  6.01%
          June, 1999  5.25%
          May, 1999  7.58%
          April, 1999  5.18%


        Cash Yield                                  17.46%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.14%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $ 44,380,968,357.42


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,888,448,838.93